Exhibit 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Infusion Brands International, Inc. (the “Company”) on Form 10-K/A for the year ended December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “report”), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Action of 2002, that to the best of his knowledge:

(1)	The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 21, 2012	By:	/s/ Mary B. Mather
Mary B. Mather
Chief Financial Officer (Principal Financial Officer)